                                                                   Exhibit 10.08

                                 PROMISSORY NOTE

                                                              New York, New York
U.S. $4,000,000                                                      June 4,2001

               1. FOR VALUE RECEIVED, DAVID SHIMMON, an individual residing in the State of California ("Shimmon"), hereby promises to pay, on the Maturity Date (as such term is defined below), to KINETICS HOLDINGS CORPORATION, a Delaware corporation (the "Company"),in lawful money of the United States of America at such place as designated by the holder hereof, the principal amount of Four Million Dollars ($4,000,000) (the "Loan") or if less, the unpaid principal portion of the Loan, together with interest thereon calculated as provided below, from the date of this Note until the Loan is paid in full.

               2. The unpaid principal amount of the Loan, together with all accrued and unpaid interest thereon and any other amounts payable hereunder, shall be due and payable (automatically without notice of any kind in the case of clause (ii)) upon the earlier of (i) June 4, 2008, (ii) the voluntary or involuntary initiation of any proceeding in bankruptcy, reorganization, liquidation, expropriation or any similar proceeding with respect to Shimmon or the assignment for the benefit of creditors by Shimmon or the appointment of a trustee or receiver relating to the estate of Shimmon or any order or decree approving or ordering any of the foregoing, and (iii) .any consolidation, merger, exchange of stock, conveyance of assets or similar corporate reorganization which results in the sale of, directly or indirectly, a substantial portion of the Company's assets on a consolidated basis (any such date being the "Maturity Date").

               3. Shimmon may at any time prepay all or any portion of the outstanding principal amount of the Loan, plus accrued and unpaid interest to such repayment date, without penalty. Any partial prepayments shall be applied pro rata to the then outstanding principal balance of the Loan and any accrued but unpaid interest thereon (for purposes of illustration only, a partial prepayment of One Million Dollars ($1,000,000) by Shimmon would be applied first to the amount of principal of the Loan that, together with accrued and unpaid interest thereon, equals One Million Dollars ($1,000,000) and, thereafter, to such accrued and unpaid interest (as a hypothetical example only, assuming at the time of such One Million Dollar ($1,000,000) prepayment that Eight Hundred Thousand Dollars ($800,000) of principal of the Loan had accrued and unpaid interest thereon equaling Two Hundred Thousand Dollars ($200,000), such prepayment would be applied first to such Eight Hundred Thousand Dollars ($800,000) of principal of the Loan and, thereafter, to such Two Hundred Thousand Dollars ($200,000) of accrued and unpaid interest on such Eight Hundred Thousand Dollars ($800,000) of principal of the Loan)).

               4. Interest shall accrue on the outstanding principal amount of the Loan at a rate per annum equal to five percent (5%), shall compound semi-annually, and shall be due and payable by Shimmon as set forth in Paragraph 2 hereof.

               5. All amounts due under this Note are secured by (i) a pledge of certain shares of common stock described in that certain Pledge Agreement, dated the date hereof, made by Shimmon in favor of the Company (the "Shimmon Pledge Agreement") and (ii) a pledge of certain shares of common stock described in that certain Pledge Agreement, dated the date hereof, made by Magnolia Tree, LLC, a Delaware limited liability company wholly-owned by Shimmon, in favor of the Company (the "Magnolia Pledge Agreement" and, together with the Shimmon Pledge Agreement, the "Pledge Agreements"). This Note is a non-recourse note. The Company's sole remedy for Shimmon's failure to fulfill his obligations hereunder shall be limited to the Company's right to the Collateral (as such term is defined in each of the Pledge Agreements) pursuant to the terms of the Pledge Agreements.

               6. In the event Shimmon fails to pay any amounts when due on the Maturity Date or thereafter upon demand, in addition to such amounts due, all costs of collection, including reasonable attorneys fees, shall be added to the amounts due under this Note.

               7. Shimmon and his assigns hereby waive diligence, presentment for payment, protest, notice of protest, notice of nonpayment, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of Shimmon hereunder,

               8. Each of Shimmon and the Company hereby irrevocably acknowledges and consents that any legal action or proceeding brought with respect to any of the obligations arising under or relating to this Note shall be brought in the courts of the State of New York, County of New York, or if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, as the party bringing such action or proceeding may elect, and each of Shimmon and the Company hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of Shimmon and the Company hereby further irrevocably waives any claim that such courts lack jurisdiction over such party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Note brought in any of the aforesaid courts, that any such court lacks jurisdiction over such party. The foregoing consents to jurisdiction shall not constitute general consents to service of process for any purpose except as provided above and shall not be deemed to confer rights on any Person other than the respective parties to this Note. EACH OF SHIMMON AND THE COMPANY HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDINGS ARISING OUT OF OR RELATED TO THIS NOTE OR THE PLEDGE AGREEMENTS.

               9. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OF ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

               IN WITNESS WHEREOF, Shimmon has executed and delivered this Note on the date first above written.

                                             /s/ David Shimmon
                                             ----------------------------------
                                             David Shimmon

                                                                  EXECUTION COPY

                                PLEDGE AGREEMENT

               This PLEDGE AGREEMENT (this "Agreement"), is dated June 4, 2001, made by DAVID SHIMMON, an individual residing in the State of California ("Pledgor"), in favor of KINETICS HOLDINGS CORPORATION, a Delaware corporation (the "Pledgee").

                                   WITNESSETH:

               WHEREAS, simultaneously with the execution of this Agreement, the Pledgee has loaned to Pledgor, and Pledgor has borrowed from the Pledgee $4,000,000, as evidenced by that certain promissory note, dated as of me date hereof, issued by Pledgor (the "Note"); and

               WHEREAS, as an inducement for the Pledgee to loan such amounts to Pledgor on a non-recourse basis, Pledgor has agreed to provide security for his obligations under the Note and under this Agreement (collectively, the "Secured Obligations").

               NOW, THEREFORE, in consideration of the benefits accruing to Pledgor, the receipt and sufficiency of which is hereby acknowledged, Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

               1. SECURITY. This Agreement is for the benefit of the Pledgee to secure the Secured Obligations.

               2. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

               "Agreement" shall have the meaning provided in the preamble to of this Agreement.

               "Class A Common Stock" shall mean the voting Class A Common Stock of the Pledgee, $0.01 par value per share.

               "Class B Common Stock" shall mean the nonvoting Class B Common Stock of the Pledgee, $0.01 par value per share.

               "Collateral" shall mean the Pledged Stock, together with all proceeds thereof and any other items referred to in Section 6.

               "Event of Default" shall have the meaning provided in Section 7 of this Agreement.

               "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

               "Note" shall have the meaning provided in the first recital of this Agreement.

               "Pledgee" shall have the meaning provided in the preamble to this Agreement.

               "Pledgee's List" shall have the meaning provided in Section 7 of this Agreement.

               "Pledged Stock" shall have the meaning provided in Section 3 of this Agreement.

               "Pledgor" shall have the meaning provided in the preamble to this Agreement.

               "Secured Obligations" shall have the meaning provided in the second recital of this Agreement.

               "UCC" shall mean the Uniform Commercial Code as in effect in the relevant jurisdiction.

               3. PLEDGE OF STOCK, ETC. To secure the Secured Obligations and for the purposes set forth in Section 1, Pledgor:(i) hereby grants to the Pledgee a security interest in all of the Collateral; (ii) hereby agrees to pledge and deposit, as security with the Pledgee, the shares of common stock set forth on Schedule I attached hereto (the "Pledged Stock"), and deliver to the Pledgee certificate(s) therefor accompanied by stock powers duly executed in blank by Pledgor; and (iii) hereby agrees to assign, transfer, hypothecate, mortgage, charge and set over to the Pledgee all of his right, title and interest in and to such Pledged Stock (and in and to the certificates or instruments evidencing such Pledged Stock), to be held by the Pledgee upon the terms and conditions set forth in this Agreement.

               4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. Upon delivery of the Collateral pursuant to the terms of this Agreement, the Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which shall be held, subject to Section 7 hereof, in the name of Pledgor, endorsed or assigned in blank or in favor of the Pledgee or, in the sole discretion of the Pledgee, any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

               5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until the Pledgee shall exercise its rights under Section 7 of this Agreement, Pledgor shall be entitled to vote any and all of the Pledged Stock and to give consents, waivers or ratifications in respect of the Pledged Stock, provided that no vote shall be cast or any consent, waiver or ratification shall b e given or any action taken which would violate or be inconsistent with any of the terms of this Agreement or any other instrument or agreement referred to herein or therein, or which would have the effect of impairing the position or interests of the Pledgee. All such rights of

Pledgor to vote and to give consents, waivers and ratifications shall cease when the Pledgee shall exercise its rights under Section 7 of this Agreement.

               6. DISTRIBUTIONS. Unless and until an Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Stock shall be paid to Pledgor; provided, that all cash dividends payable in respect of the Pledged Stock which are reasonably determined by the Pledgee to represent, in whole or in part, an extraordinary, liquidating or other distribution in return of capital shall be paid to the Pledgee and retained by it as part of the Collateral. The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

                        (i) all other or additional stock or securities or
                property (other than cash) paid or distributed by way of dividend in respect of the Pledged Stock;

                        (ii) all other or additional stock or other securities
                or property (including cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                        (iii) all other or additional stock or other securities
                or property which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

               7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case Pledgor fails to satisfy any of the Secured Obligations (an "Event of Default") and such an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all the rights, powers and remedies vested in it (whether vested in it by this Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which Pledgor hereby agrees to be commercially reasonable; provided, that prior to exercising any of the rights set forth in clause (d) below, the Pledgee will give Pledgor ten (10) days notice thereof (during which period Pledgor may avoid the exercise of such remedies by paying the Secured Obligations in full):

                        (a) to receive all amounts payable in respect of the
                Collateral otherwise payable under Section 6 to Pledgor;

                        (b) to transfer the Pledged Stock or any Pledged Stock
                into the Pledgee's name or the name of its nominee or nominees to be held pursuant to the terms of this Agreement;

                        (c) to vote all or any part of the Pledged Stock
                (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of Pledgor, with full power of substitution to do so); and

                        (d) at any time or from time to time to sell, assign and
                deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale (including, without limitation, a sale to the Pledgee), on commercially reasonable terms, without demand of performance, advertisement or notice of intention to sell or of the tune or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and
                o n such terms as the Pledgee in its absolute discretion may determine; provided, that, at least ten (10) days' notice of the time and place of any such sale shall be given to Pledgor; and provided, further, that if the Collateral or any interest therein is to be either (i) repurchased by the Pledgee (by way of canceling the unpaid Secured Obligation) or (ii) sold to existing shareholders of the Pledgee or parties related to such shareholders, then the value of such Collateral (or interest therein) shall be either (a) mutually agreed to by Pledgor and the Pledgee or (b) determined by a nationally recognized investment bank selected by the mutual agreement of the Pledgee and Pledgor. If the Pledgee and Pledgor are unable to mutually agree, within thirty (30) days after such notice of the time and place of any such sale is given to Pledgor, on a nationally recognized investment bank to perform such valuation, then such valuation shall be conducted in accordance with the following procedure: (i) within five (5) days after the end of such thirty
                (30) day period, the Pledgee shall deliver to Pledgor a list of four (4) nationally recognized investment banks ("Pledgee's List"), and (ii) within ten (10) days after delivery of Pledgee's List, Pledgor shall select one of the nationally recognized investment banks from Pledgee's List and shall notify the Pledgee of Pledgor's selection; provided, that, if Pledgor fails to make a timely selection from the Pledgee's List, then the first nationally recognized investment bank set forth on Pledgee's List shall be deemed to be the nationally recognized investment bank to perform such valuation and the Pledgee shall so notify Pledgor and such nationally recognized investment bank; and provided, further, that the nationally recognized investment bank selected in accordance with the procedure set forth above shall deliver its valuation, which valuation shall be final and binding on the Pledgee and Pledgor, to the Pledgee and Pledgor within forty-five (45) days after receipt of notice of its selection. Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. The Pledgee shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

               8. APPLICATION OF PROCEEDS. All moneys collected by the Pledgee upon any sale or other disposition of the Collateral, together with all other moneys received by the Pledgee hereunder, shall be applied to the payment of all costs and expenses incurred by the Pledgee in connection with such sale, the delivery of the Collateral or the collection of any such moneys (including, without limitation, attorneys' fees and expenses) and the balance of such moneys shall be held by the Pledgee and applied by it in satisfaction of the Secured Obligations (with any amount so collected in excess of all amounts due hereunder being remitted to Pledgor).

               9. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any pain of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

               10. FURTHER ASSURANCES. Pledgor agrees that he will join with the Pledgee in executing, at the Pledgee's expense, documents that are reasonably necessary and required by law in order to perfect and preserve the Pledgee's security interest in the Collateral, and agrees to do such further acts and things, and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments, as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

               11. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement.

               12. TRANSFER BY PLEDGOR. Pledgor will not sell or otherwise dispose of, grant any option with respect to, or create, incur, assume or suffer to exist any Lien on any portion of the Collateral (except the Lien created by this Agreement and the restrictions set forth in the Shareholders Agreement, dated as of August 30, 2000, by and among Kinetics Holdings Corporation and its shareholders, as amended from time to time).

               13. REPRESENTATIONS. WARRANTIES AND COVENANTS OF PLEDGOR. Pledgor represents and warrants that: (i) he is the legal, record and beneficial owner of the Pledged Stock described in Section 3 hereof, subject to no lien (except the lien created by this Agreement and the restrictions set forth in the Shareholders Agreement, dated as of August 30, 2000, by and among Kinetics Holdings Corporation and its shareholders, as amended from time to time); and
(ii) he has all legal capacity and full legal right to pledge such stock pursuant to this Agreement. Pledgor covenants and agrees that he will defend the Pledgee's right, title and lien in and to the Collateral against the claims and demands of all persons and Pledgor covenants and agrees that he will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder.

               14. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The obligations of Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement;
(ii) any furnishing of any additional security to the Pledgee or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Pledgee; or (iii) any invalidity, irregularity or unenforceability of all or part of the Secured Obligations or of any security therefor.

               15. TERMINATION; RELEASE; RELEASE ON PARTIAL PREPAYMENT. Upon the satisfaction in full of all claims related to Seamed Obligations, this Agreement shall terminate, and the Pledgee, at the request of Pledgor, will immediately execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will immediately duly assign, transfer and deliver to Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession or under the control of the Pledgee and has not therefore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder. In the event Pledgor makes a partial prepayment of principal on the Secured Obligations, upon receipt of such prepayment, the Pledgee shall promptly release to Pledgor three (3) shares of Pledged Stock for each one dollar ($1.00) of such prepayment (with the total number of released shares of Pledged Stock consisting of Class A Common Stock and Class B Common Stock in the ratio of one (1) share of Class A Common Stock to nine (9) shares of Class B Common Stock).

               16. NOTICES, ETC. All notices and other communications under. this Agreement shall be in writing and shall be deemed given (i) when delivered by hand, (ii) when transmitted by telecopier, provided that a copy is sent at about the same time by registered mail, return receipt requested, (iii) one (1) business day after mailed, if sent by Express Mail, Fed Ex, or other nationally recognized express delivery service, or (iv) three (3) days after mailed, if sent by registered or certified mail, return receipt requested, to the addressee at the following addresses or telecopier numbers (or to such other address or telecopier number as a party may specify by notice given to the other party pursuant to this provision):

               If to Pledgor, to:

               David Shimmon

               With a copy to:

               Doty Sundheim & Gilmore
               Attention: Rodney C. Gilmore, Esq.

               If to the Pledgee, to:

               Kinetics Holdings Corporation
               2805 Mission College Blvd.
               Santa Clara, CA 95054
               Fax: (408)567-0196
               Attention: John Goodman

or to such other address or to the attention of such other Person as the recipient party has specified b y prior written notice pursuant to this provision to the sending party.

               17. JURISDICTION; WAIVER OF JURY TRIAL. (a) Each of the parties hereto hereby irrevocably acknowledges and consents that any legal action or proceeding brought with respect to any of the obligations arising under or relating to this Agreement may be brought in the courts of the State of New York or in the United States District for the Southern District of New York, as the party bringing such action or proceeding may elect, and each of the parties hereto hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party hereby further irrevocably waives any claim that any such courts lack jurisdiction over such party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby brought in any of the aforesaid courts, that any such court lacks jurisdiction over such party. The foregoing consents to jurisdiction shall not constitute general consents to service of process for any purpose except as provided above and shall not be deemed to confer rights on any person other than the respective parties to this Agreement.

                      (b) Each of the parties hereto hereby waives any right it may have under the laws of any jurisdiction to commence by publication any legal action or proceeding with respect to this Agreement. To the fullest extent permitted by applicable law, each of the parties hereto hereby irrevocably waives the objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement in any of the courts referred to in Section 17(a) and hereby further irrevocably waives and agrees not to plead or claim that any such court is not a convenient forum for any such suit, action or proceeding.

                      (c) The parties hereto agree that any judgment obtained by any party hereto or its successors or assigns in any action, suit or proceeding referred to above may, in the discretion of such party (or its successors or assigns), be enforced in any jurisdiction, to the extent permitted by applicable law.

                      (d) The parties hereto agree that the remedy at law for any breach of this Agreement may be inadequate and that should any dispute arise concerning any matter hereunder, this Agreement shall be enforceable in a court of equity by an injunction or a decree of specific performance. Such remedies shall, however, be cumulative and nonexclusive, and shall be in addition to any other remedies which the parties hereto may have.

                      (e) The parties hereto agree that the prevailing party or parties, as the case may be, in any action, suit, arbitration or other proceeding arising out of or with respect to this Agreement or the transactions contemplated hereby, shall be entitled to reimbursement of all costs of litigation, including reasonable attorneys' fees, from the non-prevailing party. For purposes of this Section 17(e), each of the "prevailing party" and the "non-prevailing party" in any action, suit, arbitration or other proceeding shall be the party designated as such by the court, arbitrator or other appropriate official presiding over such action, suit, arbitration or other proceeding, such determination to be made as a part of the judgment rendered thereby.

                      (f) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY AND ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATED TO THIS AGREEMENT.

               18. MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that Pledgor may not assign or transfer any of his rights or obligations hereunder without the prior written consent of the Pledgee. This Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, AND ALL MATTERS RELATING HERETO, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS EXECUTED AND TO BE PERFORMED SOLELY WITHIN SUCH STATE. The headings of the several sections and subsections in this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered (including by way of facsimile) shall be an original, but all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, Pledgor and the Pledgee have caused this Agreement to be duly executed as of the date first above written.

                                        PLEDGOR:

                                        BY: /s/ David Shimmon
                                            -----------------------------------
                                            Name:      David-Shimmon
                                            Title:     President/CEO



                                        PLEDGEE:

                                        KINETICS HOLDINGS CORPORATION

                                        BY: /s/ John Goodman
                                            -----------------------------------
                                            Name:      John Goodman
                                            Title:     Secretary

                                   SCHEDULE I

                                  PLEDGED STOCK

---------------------------------------------    -----------------------------------------------
       Issuer of Shares of Common Stock:                    Number and Class of Shares
                                                                 of Common Stock:
---------------------------------------------    -----------------------------------------------
         Kinetics Holdings Corporation           o   266,667 Shares of Class A Common Stock,
                                                     par value $ 0.01 per share

                                                 o   2,400,000 Shares of Class B Common Stock,
                                                     par value $ 0.01 per share

---------------------------------------------    -----------------------------------------------

                                                                  EXECUTION COPY

                                PLEDGE AGREEMENT

          This PLEDGE AGREEMENT (this "Agreement"), is dated June 4, 2001, made by MAGNOLIA TREE, LLC, a Delaware limited liability company ("Pledgor"), in favor of KINETICS HOLDINGS CORPORATION, a Delaware corporation (the "Pledgee").

                              W I T N E S S E T H:

          WHEREAS, simultaneously with the execution of this Agreement, the Pledgee has loaned to David Shimmon, an individual residing in the State of California and the sole member of the Pledgor ("Shimmon"), and Shimmon has borrowed from the Pledgee $4,000,000, as evidenced by that certain promissory note, dated as of the date hereof, issued by Shimmon (the "Note").

          WHEREAS, the Pledgor is wholly-owned by Shimmon; and

          WHEREAS, as an inducement for the Pledgee to loan such amounts to Shimmon on a non-recourse basis, Pledgor has agreed to provide additional security for Shimmon's obligations under the Note and its obligations under this Agreement (collectively, the "Secured Obligations").

          NOW, THEREFORE, in consideration of the benefits accruing to Pledgor, the receipt and sufficiency of which is hereby acknowledged, Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

          1. SECURITY. This Agreement is for the benefit of the Pledgee to secure the Secured Obligations.

          2. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

          "Agreement" shall have the meaning provided in the preamble to of this Agreement.

          "Class A Common Stock" shall mean the voting Class A Common Stock of the Pledgee, $0.01 par value per share.

          "Class B Common Stock" shall mean the nonvoting Class B Common Stock of the Pledgee, $0.01 par value per share.

          "Collateral" shall mean the Pledged Stock, together with all proceeds thereof and any other items referred to in Section 6.

          "Event of Default" shall have the meaning provided in Section 7 of this

Agreement.

     "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

     "Note" shall have the meaning provided in the first recital of this Agreement.

     "Pledgee" shall have the meaning provided in the preamble to this Agreement.

     "Pledged Stock" shall have the meaning provided in Section 3 of this Agreement.

     "Pledgor" shall have the meaning provided in the preamble to this Agreement.

     "Secured Obligations" shall have the meaning provided in the third recital of this Agreement.

     "Shimmon" shall have the meaning provided in the first recital of this Agreement.

     "UCC" shall mean the Uniform Commercial Code as in effect in the relevant jurisdiction.

     3. PLEDGE OF STOCK, ETC. To secure the Secured Obligations and for the purposes set forth in Section 1, Pledgor: (i) hereby grants to the Pledgee a security interest in all of the Collateral; (ii) hereby agrees to pledge and deposit, as security with the Pledgee, the shares of common stock set forth on
Schedule I attached hereto (the "Pledged Stock"), and deliver to the Pledgee certificate(s) therefor accompanied by stock powers duly executed in blank by Pledgor; and (iii) hereby agrees to assign, transfer, hypothecate, mortgage, charge and set over to the Pledgee all of its right, title and interest in and to such Pledged Stock (and in and to the certificates or instruments evidencing such Pledged Stock), to be held by the Pledgee upon the terms and conditions set forth in this Agreement.

     4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. Upon delivery of the Collateral pursuant to the terms of this Agreement, the Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which shall be held, subject to Section 7 hereof, in the name of Pledgor, endorsed or assigned in blank or in favor of the Pledgee or, in the sole discretion of the Pledgee, any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

     5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until the Pledgee shall exercise its rights under Section 7 of this Agreement, Pledgor shall be entitled to vote any and all of the Pledged Stock and to give consents, waivers or ratifications in respect of the Pledged Stock, provided that no vote shall be cast or any consent, waiver or ratification shall be given or any action taken which would violate or be inconsistent with any of the terms of this Agreement or any other instrument or agreement referred to herein or therein, or which would have the effect of impairing the position or interests of the Pledgee. All such rights of Pledgor to vote and to give consents, waivers and ratifications shall cease when the Pledgee shall exercise its rights under Section 7 of this Agreement.

          6. DISTRIBUTIONS. Unless and until an Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Stock shall be paid to Pledgor; provided, that all cash dividends payable in respect of the Pledged Stock which are reasonably determined by the Pledgee to represent, in whole or in part, an extraordinary, liquidating or other distribution in return of capital shall be paid to the Pledgee and retained by it as part of the Collateral. The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

          (i) all other or additional stock or securities or property (other than cash) paid or distributed by way of dividend in respect of the Pledged Stock;

          (ii) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

          (iii) all other or additional stock or other securities or property which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

          7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case Pledgor fails to satisfy any of the Secured Obligations (an "Event of Default") and such an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all the rights, powers and remedies vested in it (whether vested in it by this Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which Pledgor hereby agrees to be commercially reasonable; provided, that prior to exercising any of the rights set forth in clause (d) below, the Pledgee will give Pledgor ten (10) days notice thereof (during which period Pledgor may avoid the exercise of such remedies by paying the Secured Obligations in full):

          (a) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to Pledgor;

          (b) to transfer the Pledged Stock or any Pledged Stock into the Pledgee's name or the name of its nominee or nominees to be held pursuant to the terms of this Agreement;

          (c) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of Pledgor, with full power of substitution to do so); and

            (d) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale (including, without limitation, a sale to the Pledgee), on commercially reasonable terms, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided, that at least ten (10) days' notice of the time and place of any such sale shall be given to Pledgor; and provided, further, that if the Collateral or any interest therein is to be either (i) repurchased by the Pledgee (by way of canceling the unpaid Secured Obligation) or (ii) sold to existing shareholders of the Pledgee or parties related to such shareholders, then the value of such Collateral (or interest therein) shall be either (a) mutually agreed to by Pledgor and the Pledgee or (b) determined by a nationally recognized investment bank selected by the mutual agreement of the Pledgee and Pledgor. If the Pledgee and Pledgor are unable to mutually agree, within thirty (30) days after such notice of the time and place of any such sale is given to Pledgor, on a nationally recognized investment bank to perform such valuation, then such valuation shall be conducted in accordance with the following procedure: (i) within five (5) days after the end of such thirty (30) day period, the Pledgee shall deliver to Pledgor a list of four (4) nationally recognized investment banks ("Pledgee's List"), and (ii) within ten (10) days after delivery of Pledgee's List, Pledgor shall select one of the nationally recognized investment banks from Pledgee's List and shall notify the Pledgee of Pledgor's selection; provided, that, if Pledgor fails to make a timely selection from the Pledgee's List, then the first nationally recognized investment bank set forth on Pledgee's List shall be deemed to be the nationally recognized investment bank to perform such valuation and the Pledgee shall so notify Pledgor and such nationally recognized investment bank; and provided, further, that the nationally recognized investment bank selected in accordance with the procedure set forth above shall deliver its valuation, which valuation shall be final and binding on the Pledgee and Pledgor, to the Pledgee and Pledgor within forty-five (45) days after receipt of notice of its selection. Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. The Pledgee shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

      8. APPLICATION OF PROCEEDS. All moneys collected by the Pledgee upon any sale or other disposition of the Collateral, together with all other moneys received by the Pledgee hereunder, shall be applied to the payment of all costs and expenses incurred by the Pledgee in connection with such sale, the delivery of the Collateral or the collection of any such moneys (including, without limitation, attorneys' fees and expenses) and the balance of such moneys shall be held by the Pledgee and applied by it in satisfaction of the Secured Obligations (with any amount so collected in excess of all amounts due hereunder being remitted to Pledgor).

          9. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

          10. FURTHER ASSURANCES. Pledgor agrees that it will join with the Pledgee in executing, at the Pledgee's expense, documents that are reasonably necessary and required by law in order to perfect and preserve the Pledgee's security interest in the Collateral, and agrees to do such further acts and things, and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments, as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

          11. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement.

          12. TRANSFER BY PLEDGOR. Pledgor will not sell or otherwise dispose of, grant any option with respect to, or create, incur, assume or suffer to exist any Lien on any portion of the Collateral (except the Lien created by this Agreement and the restrictions set forth in the Shareholders Agreement, dated as of August 30, 2000, by and among Kinetics Holdings Corporation and its shareholders, as amended from time to time).

          13. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR. Pledgor represents and warrants that: (i) it is the legal, record and beneficial owner of the Pledged Stock described in Section 3 hereof, subject to no lien (except the lien created by this Agreement and the restrictions set forth in the Shareholders Agreement, dated as of August 30, 2000, by and among Kinetics Holdings Corporation and its shareholders, as amended from time to time); and
(ii) it has full power, authority and legal right to pledge such stock pursuant to this Agrement. Pledgor covenants and agrees that it will defend the Pledgee's right, title and lien in and to the Collateral against the claims and demands of all persons and Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder.

          14. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The obligations of Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement;
(ii) any furnishing of any
additional security to the Pledgee or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Pledgee; or (iii) any invalidity, irregularity or unenforceability of all or part of the Secured Obligations or of any security therefor.

          15. TERMINATION; RELEASE; RELEASE ON PARTIAL PREPAYMENT. Upon the satisfaction in full of all claims related to Secured Obligations, this Agreement shall terminate, and the Pledgee, at the request of Pledgor, will immediately execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will immediately duly assign, transfer and deliver to Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession or under the control of the Pledgee and has not therefore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder. In the event Shimmon makes a partial prepayment of principal on the Secured Obligations, upon receipt of such prepayment, the Pledgee shall promptly release to Pledgor three (3) shares of Pledged Stock for each one dollar ($1.00) of such prepayment (with the total number of released shares of Pledged Stock consisting of Class A Common Stock and Class B Common Stock in the ratio of one (1) share of Class A Common Stock to nine (9) shares of Class B Common Stock); provided, however, that in no event shall the Pledgee be required to release any shares of such Pledged Stock upon any such partial prepayment by Shimmon until such time as all shares of Class A Common Stock and Class B Common Stock held by the Pledgee pursuant to the terms of that certain pledge agreement, dated the date hereof, made by Shimmon in favor of the Pledgee have been released by the Pledgee to Shimmon.

          16. NOTICES, ETC. All notices and other communications under this Agreement shall be in writing and shall be deemed given (i) when delivered by hand, (ii) when transmitted by telecopier, provided that a copy is sent at about the same time by registered mail, return receipt requested, (iii) one (1) business day after mailed, if sent by Express Mail, Fed Ex, or other nationally recognized express delivery service, or (iv) three (3) days after mailed, if sent by registered or certified mail, return receipt requested, to the addressee at the following addresses or telecopier numbers (or to such other address or telecopier number as a party may specify by notice given to the other party pursuant to this provision):

          If to Pledgor, to:

          Magnolia Tree, LLC
          13463 Mandoli Drive
          Los Altos Hills, CA 94022
          Fax: N/A
          Attention: David Shimmon

          With a copy to:

          Doty Sundheim & Gilmore
          260 Sheridan Avenue, Suite 200
          Palo Alto, CA 94306

          Fax: (650) 327-0101
          Attention: Rodney C. Gilmore, Esq.

          If to the Pledgee, to:

          Kinetics Holdings Corporation
          2805 Mission College Blvd.
          Santa Clara, CA 95054
          Fax: (408) 567-0196
          Attention: John Goodman

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice pursuant to this provision to the sending party.

          17. JURISDICTION; WAIVER OF JURY TRIAL. (a) Each of the parties hereto hereby irrevocably acknowledges and consents that any legal action or proceeding brought with respect to any of the obligations arising under or relating to this Agreement may be brought in the courts of the State of New York or in the United States District for the Southern District of New York, as the party bringing such action or proceeding may elect, and each of the parties hereto hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party hereby further irrevocably waives any claim that any such courts lack jurisdiction over such party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby brought in any of the aforesaid courts, that any such court lacks jurisdiction over such party. The foregoing consents to jurisdiction shall not constitute general consents to service of process for any purpose except as provided above and shall not be deemed to confer rights on any person other than the respective parties to this Agreement.

          (b) Each of the parties hereto hereby waives any right it may have under the laws of any jurisdiction to commence by publication any legal action or proceeding with respect to this Agreement. To the fullest extent permitted by applicable law, each of the parties hereto hereby irrevocably waives the objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement in any of the courts referred to in Section 17(a) and hereby further irrevocably waives and agrees not to plead or claim that any such court is not a convenient forum for any such suit, action or proceeding.

          (c) The parties hereto agree that any judgment obtained by any party hereto or its successors or assigns in any action, suit or proceeding referred to above may, in the discretion of such party (or its successors or assigns), be enforced in any jurisdiction, to the extent permitted by applicable law.

          (d) The parties hereto agree that the remedy at law for any breach of this Agreement may be inadequate and that should any dispute arise concerning any matter hereunder, this Agreement shall be enforceable in a court of equity by an injunction or a decree of specific performance. Such remedies shall, however, be cumulative and nonexclusive, and shall be in addition to any other remedies which the parties hereto may have.

      (e) The parties hereto agree that the prevailing party or parties, as the case may be, in any action, suit, arbitration or other proceeding arising out of or with respect to this Agreement or the transactions contemplated hereby shall be entitled to reimbursement of all costs of litigation, including reasonable attorneys' fees, from the non-prevailing party. For purposes of this Section 17(e), each of the "prevailing party" and the "non-prevailing party" in any action, suit, arbitration or other proceeding shall be the party designated as such by the court, arbitrator or other appropriate official presiding over such action, suit, arbitration or other proceeding, such determination to be made as a part of the judgment rendered thereby.

      (f) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY AND ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATED TO THIS AGREEMENT.

      18. MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that Pledgor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Pledgee. This Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, AND ALL MATTERS RELATING HERETO, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS EXECUTED AND TO BE PERFORMED SOLELY WITHIN SUCH STATE. The headings of the several sections and subsections in this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered (including by way of facsimile) shall be an original, but all of which together shall constitute one and the same instrument.

                                     *****

           IN WITNESS WHEREOF, Pledgor and the Pledgee have caused this Agreement to be duly executed as of the date first above written.

                                        PLEDGOR:

                                        MAGNOLIA TREE, LLC



                                        By: /s/ David J. Shimmon
                                           -------------------------------
                                           Name: David J. Shimmon




                                        PLEDGEE:

                                        KINETICS HOLDINGS CORPORATION



                                         By  /s/ John Goodman
                                            -------------------------------
                                            Name: John Goodman
                                            Title: Secretary

                                   SCHEDULE 1

                                 PLEDGED STOCK

                                              NUMBER AND CLASS OF SHARES
ISSUER OF SHARES OF COMMON STOCK:                  OF COMMON STOCK:
---------------------------------             --------------------------
  Kinetics Holdings Corporation               -- 133,333 Shares of Class A
                                                 Common Stock, par value
                                                 $0.01 per share

                                              -- 1,200,000 Shares of Class B
                                                 Common Stock, par value
                                                 $0.01 per share